UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                               September 27, 2005

                             US Airways Group, Inc.
                        (Commission file number: 1-8444)

            (Exact Name of Registrant as specified in their charters)

    Delaware                           US Airways Group, Inc. 54-1194634
    (State of Incorporation
    of registrant)                        (I.R.S. Employer Identification No.)


                111 West Rio Salado Parkway, Tempe Arizona, 85281
                    (Address of principal executive offices)
                                 (480) 693-0800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01         Entry into a Material Definitive Agreement

         On September 27, 2005, US Airways Group, Inc. (the "Company") consummated the transactions contemplated by it's plan of reorganization, including its previously announced merger transaction (the "Merger") with America West Holdings Corporation ("Holdings") pursuant to the Agreement and Plan of Merger, dated as of May 19, 2005, among the Company, Holdings and Barbell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company. As a result of the Merger, Holdings became a wholly owned subsidiary of the Company.

Supplemental Indenture

         In connection with the completion of the Merger, the Company executed and delivered to Wilmington Trust Company (the "Trustee"), a Supplemental Indenture No. 1, dated as of September 27, 2005 (the "Supplemental Indenture"), in accordance with the Indenture dated as of January 18, 2002 (the "Indenture") between the Company and the Trustee providing for the issuance of Holdings' 7.5% Convertible Senior Notes due 2009 (the "2009 Notes"). The Supplemental Indenture provides, among other things, that (i) upon conversion of the 2009 Notes after the completion of the Merger, each of the 2009 Notes shall be convertible into shares of common stock the Company, (ii) the Company unconditionally guarantees the full and punctual payment of principal of, and interest on, the 2009 Notes when due, whether at maturity, by acceleration, by redemption or otherwise and all other monetary obligations of Holdings under the Indenture and the 2009 Notes, and the full and punctual performance with applicable grace periods of all other obligations of Holdings under the Indenture and the 2009 Notes (the "US Airways Group Guarantee") and (iii) the Company unconditionally and irrevocably guarantees all monetary obligations of America West Airlines, Inc. under the Guaranty, dated as of January 18, 2002 (the "AWA Guarantee"), of America West Airlines, Inc. in favor of the holders of the 2009 Notes and the Trustee and the full and punctual performance within applicable grace periods of all other obligations of America West Airlines, Inc. under the AWA Guarantee and the 2009 Notes (the "Additional US Airways Group Guarantee", and together with the US Airways Group Guarantee, the "US Airways Group Guarantees") and extends to the holders of the 2009 Notes certain rights and privileges in connection with the US Airways Group Guarantees. A copy of the Supplemental Indenture is attached as Exhibit 10.1 hereto. The description of the Supplemental Indenture above is qualified in its entirety by reference to the full text of the Supplemental Indenture.

Guarantee and Exchange Agreement Supplement

         In connection with the completion of the Merger, the Company executed and delivered to U.S. Bank National Association (the "7.25% Trustee"), a Guarantee and Exchange Agreement Supplement No. 1, dated as of September 27, 2005 (the "Supplement"), in accordance with the Guarantee and Exchange Agreement, dated as of July 30, 2003 (the "Guarantee and Exchange Agreement"), between the Company and the 7.25% Trustee in connection with the issuance of the 7.25% Senior Exchangeable Notes Due 2023 (the "Exchangeable Notes"). The Supplement provides, among other things, that (i) upon exchange of the Exchangeable Notes by the holders, the Company may, at the Company's option, deliver common stock of the Company and (ii) the Company absolutely, unconditionally and irrevocably guarantees the Exchangeable Notes, the obligations of Holdings under the Exchangeable Notes and the Guarantee and Exchange Agreement. A copy of the Supplement is attached as Exhibit 10.2 hereto. The description of the Supplement described above is qualified in its entirety by reference to the full text of the Supplement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

         On September 27, 2005, in connection with the Merger, the Company unconditionally guaranteed the due and punctual payment of principal of, and interest on, and all other amounts due under the following:

     o   approximately $91 million outstanding under the 2009 Notes; and

     o   approximately $87 million outstanding under the Exchangeable Notes.

         The 2009 Notes are convertible into shares of the Company's common stock. The 2009 Notes will mature on January 18, 2009 unless earlier converted or redeemed.

         Completion of the Merger constituted a "change of control" under the Exchangeable Notes and will require America West Airlines, Inc. to make an offer to purchase those notes within 30 days after the effective time of the Merger at a purchase price of $343.61 per $1,000 principal amount at maturity. Under the terms of the Exchangeable Notes and the related Supplement, America West Airlines, Inc.'s obligation to purchase the Exchangeable Notes may be satisfied at the Company's election by delivery of shares of the Company's common stock having a "fair market value" of not less than $343.61 per $1,000 principal amount at maturity for a total of $86.8 million plus an additional $1.1 million of accrued but unpaid interest. For this purpose, "fair market value" means 95% of the average market price of the Company's common stock calculated over the five business days ending on the third business day before the purchase date.

Item 9.01         Financial Statements and Exhibits

         (d)      Exhibits

         The following exhibits are filed with this report.

   Exhibit No.      Description
   -----------      -----------

       10.1 Supplemental Indenture No. 1, dated as of September 27, 2005, among America West Holdings Corporation, US Airways Group, Inc. and Wilmington Trust Company.

       10.2 Guarantee and Exchange Agreement Supplement No. 1, dated at of September 27, 2005, among America West Holdings Corporation, US Airways Group, Inc. and U.S. Bank National Association.

FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the outlook of US Airways Group (the "Company"), expected fuel costs, the RASM environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group's Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of US Airways Group and America West Holdings with the SEC, which are available at www.usairways.com and www.americawest.com, respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        US Airways Group, Inc. (REGISTRANT)

Date: October 3, 2005                   By:   /s/ James E. Walsh III
                                            ---------------------------------
                                        James E. Walsh III
                                        Senior Vice President and
                                        General Counsel

                                  EXHIBIT INDEX


   Exhibit No.      Description
   -----------      -----------

       10.1 Supplemental Indenture No. 1, dated as of September 27, 2005, among America West Holdings Corporation, US Airways Group, Inc. and Wilmington Trust Company.

       10.2 Guarantee and Exchange Agreement Supplement No. 1, dated at of September 27, 2005, among America West Holdings Corporation, US Airways Group, Inc. and U.S. Bank National Association.